UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 28, 2016
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of 6.375% senior notes due 2026
On March 28, 2016, Boyd Gaming Corporation (the “Company”) issued $750 million aggregate principal amount of 6.375% senior notes due 2026 (the “2026 Notes”). The 2026 Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions to non-U.S. persons under Regulation S of the Securities Act.

As previously announced, the Company is using the net proceeds from the offering to pay down the outstanding amounts under its senior secured revolving credit facility and will retain the balance of the net proceeds as additional cash on hand or invest the balance of the net proceeds in cash equivalents and short-term marketable securities. In the future, the Company may use the net proceeds from the offering for working capital and general corporate purposes, which may include, without limitation, reducing or refinancing indebtedness, consolidating Peninsula Gaming, LLC into the Company’s restricted group, expansion efforts, including acquisitions of assets or businesses, and general capital expenditures.

Indenture relating to 2026 Notes
The 2026 Notes were issued pursuant to an Indenture, dated as of March 28, 2016, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee (the “Indenture”).

The Indenture provides that the 2026 Notes will bear interest at a rate of 6.375% per annum, payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2016. The 2026 Notes will mature on April 1, 2026 and are fully and unconditionally guaranteed by the Company’s current and future Significant Subsidiaries (as defined in the Indenture).

Prior to April 1, 2021, the Company may redeem the 2026 Notes, in whole or in part, at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, plus a make-whole premium.

The Company may redeem some or all of the 2026 Notes on or after April 1, 2021 at the redemption prices specified below, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date:

Year	Price
2021	103.188%
2022	102.125%
2023	101.063%
2024 and thereafter	100.000%

In addition, at any time prior to April 1, 2019, the Company may redeem up to 35% of the aggregate principal amount of the 2026 Notes at a redemption price equal to 106.375% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date, with the net cash proceeds that the Company raises in one or more equity offerings.

The Indenture contains covenants that, subject to exceptions and qualifications, among other things, limit the Company’s ability and the ability of its Restricted Subsidiaries (as defined in the Indenture) to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions or repurchase the Company’s capital stock; (iii) make certain investments; and (iv) sell or merge with other companies. Upon the occurrence of a Change of Control (as defined in the Indenture), the Company will be required, unless certain conditions are met, to offer to repurchase the 2026 Notes at a price equal to 101% of the principal amount of the 2026 Notes, plus any accrued and unpaid interest and Additional Interest, if any, up to, but not including, the date of purchase. If the Company sells assets or experiences an event of loss, it will be required under certain circumstances to offer to purchase the 2026 Notes.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the trustee or the holders of at least 30% in principal amount of the then outstanding 2026 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2026 Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the terms of the Indenture. The foregoing description of the 2026 Notes is qualified in its entirety by reference to the terms of the 2026 Notes, the form of which is included as part of the Indenture attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement
On March 28, 2016, in connection with the issuance of the 2026 Notes, the Company and certain of its subsidiaries entered into a registration rights agreement (the “Registration Rights Agreement”) with Deutsche Bank Securities Inc., on behalf of itself and as representative of the several initial purchasers. The Company agreed, for the benefit of the holders of the 2026 Notes, that subject to certain suspension and other rights provided in the Registration Rights Agreement, it will use its commercially reasonable efforts to (i) file a registration statement with the Securities and Exchange Commission with respect to a registered exchange offer to exchange the 2026 Notes for new notes with terms substantially identical in all material respects to the 2026 Notes, (ii) consummate the exchange offer within 365 days of the issuance of the 2026 Notes and (iii) file a shelf registration statement, if required to do so pursuant to the terms of the Registration Rights Agreement, for the resale of the 2026 Notes and to cause such shelf registration statement to be declared effective as soon as reasonably practicable (but in no event later than 365th day following the issuance of the 2026 Notes) after the date on which the Company determines that it cannot complete an exchange offer and in certain other circumstances, if necessary.

Subject to certain suspension and other rights of the Company provided in the Registration Rights Agreement, if (i) any registration statement required by the Registration Rights Agreement is not declared effective within the time periods specified by the Registration Rights Agreement; (ii) the Company has not consummated the exchange offer on or before the 365th day after the issuance of the 2026 Notes; or (iii) a registration statement is declared effective but thereafter ceases to be effective or is unusable for its intended purpose for a period in excess of 30 days without being succeeded immediately by a post-effective amendment that cures such failure (each, a “Registration Default”), then additional interest shall accrue on the principal amount of the 2026 Notes at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum thereafter, until such Registration Default is cured. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 hereto is incorporated herein by reference. The Indenture contains various restrictive covenants, including a covenant that, among other things, restricts the Company’s ability to pay dividends or make distributions or repurchase capital stock, subject to certain exceptions and qualifications.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description

4.1	Indenture governing the Company’s 6.375% Senior Notes due 2026, dated March 28, 2016, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Form of 6.375% Senior Note, (included in Exhibit 4.1)

4.3
Registration Rights Agreement, dated March 28, 2016, by and among the Company, the guarantors named therein and Deutsche Bank Securities Inc., on behalf of itself and as representative of the several initial purchasers.

* * *

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) statements regarding the use of proceeds from the offering. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the Company’s financial performance. Additional factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 29, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture governing the Company’s 6.375% Senior Notes due 2026, dated March 28, 2016, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Form of 6.375% Senior Note, (included in Exhibit 4.1)

4.3
Registration Rights Agreement, dated March 28, 2016, by and among the Company, the guarantors named therein and Deutsche Bank Securities Inc., on behalf of itself and as representative of the several initial purchasers.